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                                          Subsidiaries


                                                                                                                     Percentage
                                           Jurisdiction                                                              Beneficial
            Name                           of Incorporation      Other names under which Subsidiary does business    Ownership
 ----------------------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc.                  Ohio           Eagle-Picher                                             100
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Eagle-Picher Fluid Systems
                                                               Eagle-Picher Trim
                                                               Daisy Parts
                                                               Hillsdale Tool
                                                               Hillsdale Tool & Manufacturing
                                                               MARCO
                                                               Michigan Automotive Research Corporation
                                                               Technologies
                                                               Chemsyn Science Laboratories
                                                               Cincinnati Industrial Machinery
                                                               Construction Equipment Division
                                                               Ross Aluminum Foundries
                                                               Rubber Molding Division
                                                               Wolverine Gasket Division

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AND THE SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC., AS FOLLOWS:
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1. DOMESTIC OPERATING SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC.
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Daisy Parts, Inc.                               Michigan       Eagle-Picher                                             100
                                                               Eagle-Picher Industries
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Eagle-Picher Development Company,               Delaware       Eagle-Picher                                             100
Inc.                                                           Eagle-Picher Industries
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Eagle-Picher Far East, Inc.                     Delaware       Eagle-Picher                                             100
                                                               Eagle-Picher Industries
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Eagle-Picher Fluid Systems, Inc.                Michigan       Eagle-Picher                                             100
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Eagle-Picher Fluid Systems
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Eagle-Picher Minerals, Inc                      Nevada         Eagle-Picher                                             100
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Eagle-Picher Fluid Systems
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Hillsdale Tool & Manufacturing Co.              Michigan       Eagle-Picher                                             100
                                                               Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               Daisy Parts
                                                               Hillsdale Tool
                                                               Hillsdale Tool & Manufacturing
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Michigan Automotive Research                    Michigan       Eagle-Picher                                             100
Corporation                                                    Eagle-Picher Industries
                                                               Eagle-Picher Automotive
                                                               MARCO
                                                               Michigan Automotive Research Corporation
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Eagle-Picher Technologies, LLC                  Delaware       Eagle-Picher                                             100
                                                               Eagle-Picher Industries
                                                               Technologies
                                                               Chemsyn Science Laboratories
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





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


                                                                                                                     Percentage
                                          Jurisdiction                                                               Beneficial
           Name                           of Incorporation    Other names under which Subsidiary does business       Ownership
 ----------------------------------------------------------------------------------------------------------------------------------
 2. FOREIGN SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC.
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 Eagle-Picher Automotive GmbH                  Germany                                                                  100
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 Eagle-Picher Espana, S.A.                      Spain                                                                   100
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 Eagle-Picher Fluid Systems Ltd.           England & Wales                                                              100
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 Eagle-Picher Hillsdale Limited            England & Wales                                                              100
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 Eagle-Picher Industries Europe B.V.         Netherlands                                                                100
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 Eagle-Picher Technologies GmbH                Germany                                                                  100
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 Eagle-Picher Industries of Canada         Ontario, Canada                                                              100
 Limited
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 Eagle-Picher Minerals International           France                                                                   100
 S.A.R.L.
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 Eagle-Picher UK Limited                   England & Wales                                                              100
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 Eagle-Picher Wolverine GmbH                   Germany                                                                  100
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 Eagle-Picher, Inc.                        Virgin Islands                                                               100
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 EPTEC, S.A. de C.V.                           Mexico                                                                   100
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 Equipos de Acuna, S.A. de C.V.                Mexico                                                                   100*
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 United Minerals GmbH & Co. KG                 Germany                                                                  100
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 United Minerals Verwaltungs-und               Germany                                                                  100
 Beteiligungs GmbH
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 3. IMMATERIAL SUBSIDIARIES OF EAGLE-PICHER INDUSTRIES, INC.
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 Ross Aluminum Foundries, Inc.                   Ohio                                                                   100
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 Cincinnati Industrial Machinery Sales           Ohio                                                                   100
 Company
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4. PARTIALLY-OWNED SUBSIDIARIES
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Diehl & Eagle-Picher GmbH                      Germany                                                                   45
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Eagle-Picher-Boge, L.L.C.                     Delaware                                                                   45
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Yamanaka EP Corporation                         Japan                                                                    35
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Eagle-Picher Imperial Auto
Industries Private Limited                      India                                                                    50
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



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* One qualifying share is held by James A. Ralston.



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